Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2016 Results

•	Record Revenue of $131.4 million, up 167% Y-Y
•	Record Gross Margin: 61.1% GAAP; 61.7% non-GAAP, up 300bps Y-Y respectively
•	Record Operating Margin: -42.3% GAAP, up 39pts Y-Y; -21.4% non-GAAP, up 46pts Y-Y

Mountain View, Calif. - December 2, 2015 – Pure Storage (NYSE: PSTG) today announced financial results for the third fiscal quarter ended October 31, 2015.

Pure Storage posted revenue of $131.4 million and GAAP net loss of $56.5 million for the third quarter of fiscal 2016. These results compare to revenue of $49.2 million and a GAAP net loss of $40.4 million in the year-ago quarter. GAAP gross margin for the third quarter of fiscal 2016 was 61.1% and GAAP product gross margin was 63.0%, compared to 58.3% and 61.9%, respectively, in the year-ago quarter. Non-GAAP net loss was $29.1 million for the third quarter of fiscal 2016, compared to $33.7 million in the year-ago quarter. Non-GAAP gross margin for the third quarter of fiscal 2016 was 61.7% and non-GAAP product gross margin was 63.1%, compared to 58.7% and 62.0%, respectively, in the year-ago quarter.

“We had an outstanding third quarter including record revenue, gross margin and operating margin,” said Scott Dietzen, CEO of Pure Storage. “Pure delivers customers a storage platform that transforms their businesses and their IT environments through a dramatic increase in performance with flash, and a reduction in complexity and costs through a cloud-centric model. None of our primary competitors are properly enabling customers to reap the benefits of flash and cloud, the biggest changes to the storage market in decades, as we are. We believe this is why others in the storage space are stumbling while we are growing.”

“We achieved record revenue while improving operating leverage,” said Tim Riitters, CFO of Pure Storage. “We will continue to drive growth and market share gains with a close eye on profitability over time.”

Pure Storage also grew its customer base to more than 1,350 organizations, adding more than 250 new customers in the third quarter, including Domino’s Pizza and The Boston Globe. Existing customers ConocoPhillips, LinkedIn and ServiceNow also expanded the scope of their relationships with Pure Storage, lending to a strong and continually growing customer base.

Third Quarter Fiscal 2016 Financial Highlights

The following table summarizes our consolidated financial results for the fiscal quarters ended October 31, 2014 and October 31, 2015 (in millions except per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended October 31, 2014	Three Months Ended October 31, 2015	Year-Over-Year Change
Revenue	$49.2	$131.4	167%
Gross Margin	58.3%	61.1%	2.8ppts
Product Gross Margin	61.9%	63.0%	1.1ppt
Support Gross Margin	29.6%	49.1%	19.5ppts
Operating Loss	-$39.8	-$55.6	-$15.8
Operating Margin	-80.9%	-42.3%	39ppts
Net Loss	-$40.4	-$56.5	-$16.1
Net Loss per Share	-$1.43	-$0.76	$0.67
Weighted-Average Shares	28.3	74.6	N/A

Non-GAAP Quarterly Financial Information
	Three Months Ended October 31, 2014	Three Months Ended October 31, 2015	Year-Over-Year Change
Gross Margin	58.7%	61.7%	3.0ppts
Product Gross Margin	62.0%	63.1%	1.1ppt
Support Gross Margin	32.5%	52.8%	20.3ppts
Operating Loss	-$33.1	-$28.1	$5.0
Operating Margin	-67.3%	-21.4%	46ppts
Net Loss	-$33.7	-$29.1	$4.6
Net Loss per Share	-$0.22	-$0.18	$0.04
Weighted-Average Shares	150.6	164.9	N/A
Free Cash Flow	-$38.4	-$13.0	66%

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Fourth Quarter Fiscal 2016 Guidance:

•	Revenue in the range of $134 million to $139 million
•	Non-GAAP gross margin in the range of 62% to 65%
•	Non-GAAP operating margin in the range of (24%) to (18%)

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense and, as applicable, other special items.  We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the third quarter of fiscal 2016 results at 5:30 a.m. Pacific Standard Time on December 3, 2015. Pure Storage will post its supplemental earnings presentation to our investor relations website at investor.purestorage.com following the conference call.  Teleconference details are as follows:

•	Phone: 1-866-807-9684; ask to be joined to the Pure Storage conference call
•	Real-time Audio Access: (“Events and Presentations” at investor.purestorage.com)

A replay of the webcast will be available for approximately 45 days.

CEO Commentary

Pure Storage has posted a blog from its CEO discussing third quarter results at investor.purestorage.com and blog.purestorage.com.

Upcoming Investor Conference

Pure Storage will be speaking at the Raymond James Technology conference on December 7, 2015 in New York, NY with CEO Scott Dietzen keynoting at 12 p.m. Eastern Standard Time and Vice President of Products, Matthew Kixmoeller participating in a fireside chat on December 8, 2015, at 1:15 p.m. Eastern Standard Time. Live audio Webcasts of the presentations will be available on investor.purestorage.com. An audio Webcast archive of the events will be available until noon Pacific Time on December 16, 2015.

About Pure Storage

Pure Storage (NYSE: PSTG) accelerates possible, transforming businesses in ways previously unimagined. The company’s disruptive, software-driven storage technology combined with a customer-friendly business model drives business and IT transformation for customers through dramatic increases in performance and efficiency at lower costs. Pure Storage FlashArray//m is simpler, faster and more elegant than any other technology in the datacenter. FlashArray //m is ideal for the move toward big data and for performance-intensive workloads such as cloud computing, database systems, desktop virtualization, real-time analytics and server virtualization.

With Pure's industry leading NPS score of 79, Pure customers are some of the happiest in the world, and include large and mid-size organizations across a range of industries: cloud-based software and service providers, consumer web, education, energy, financial services, governments, healthcare, manufacturing, media, retail and telecommunications. With Pure Storage, companies push the boundaries of what's possible to become faster, smarter and more innovative.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our ability to maximize growth and market share in the short term and profitability over time and our financial outlook for the fourth quarter of fiscal 2016 and statements regarding our products, business and operations. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the final Prospectus related to our initial public offering of Class A common stock filed pursuant to Rule 424(b) under the Securities Act of 1933 (Registration No. 333-206312), and other reports on file with the U.S. Securities and Exchange Commission, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2015. All information provided in this release and in the attachments is as of December 2, 2015, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue.  In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, assumed preferred stock conversion, and a one-time charge for an equity grant to the Pure Good Foundation in the third quarter of fiscal 2016. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash used in operating activities to free cash flow," included at the end of this release.

Andy Connor – IR contact, Pure Storage

Tel: (650) 243-0481

ir@purestorage.com

Amy Cronk – PR contact, Pure Storage

Tel: (650) 468-4724

pr@purestorage.com

PURE STORAGE, INC.

Condensed Consolidated Balance Sheets

(in thousands)

	As of	As of
	January 31, 2015	October 31, 2015
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$192,707	$573,307
Accounts receivable, net of allowance of $210 and $566	59,032	112,126
Inventory	21,605	25,549
Deferred commissions, current	9,431	13,612
Prepaid expenses and other current assets	11,195	14,028
Total current assets	293,970	738,622
Property and equipment, net	39,859	47,117
Intangible assets, net	8,284	7,306
Deferred income taxes, non-current	5,529	4,886
Other long-term assets	14,177	20,097
Total assets	$361,819	$818,028

Liabilities, convertible preferred stock, and stockholders' (deficit) equity
Current liabilities:
Accounts payable	$11,007	$21,684
Accrued compensation and benefits	13,811	25,030
Accrued expenses and other liabilities	6,106	14,440
Deferred revenue, current	32,199	71,481
Liability related to early exercised stock options	6,485	4,942
Deferred income taxes, current	5,829	5,186
Total current liabilities	75,437	142,763
Deferred revenue, non-current	41,470	90,175
Other long-term liabilities	802	1,136
Total liabilities	117,709	234,074

Convertible preferred stock	543,940	-

Stockholders' (deficit) equity:
Common stock and additional paid-in capital	41,753	1,094,995
Accumulated deficit	(341,583)	(511,041)
Total stockholders' (deficit) equity	(299,830)	583,954

Total liabilities, convertible preferred stock, and stockholders' (deficit) equity	$361,819	$818,028

PURE STORAGE, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2014	2015	2014	2015
	(unaudited)
Revenue:
Product	$43,753	$113,573	$97,006	$248,383
Support	5,436	17,791	11,595	41,719
Total revenue	49,189	131,364	108,601	290,102

Cost of revenue:
Product (1)	16,676	41,995	39,284	92,348
Support (1)	3,827	9,058	8,751	23,479
Total cost of revenue	20,503	51,053	48,035	115,827

Gross profit	28,686	80,311	60,566	174,275

Operating expenses:
Research and development (1)	22,863	43,065	63,396	112,935
Sales and marketing (1)	38,224	63,803	109,787	171,647
General and administrative (1) (2)	7,415	29,022	21,834	56,941
Total operating expenses	68,502	135,890	195,017	341,523

Loss from operations	(39,816)	(55,579)	(134,451)	(167,248)
Other income (expense), net	(410)	(171)	(717)	(1,245)
Loss before provision for income taxes	(40,226)	(55,750)	(135,168)	(168,493)
Provision for income taxes	171	751	428	965
Net loss	$(40,397)	$(56,501)	$(135,596)	$(169,458)

Net loss per share attributable to common stockholders, basic and diluted	$(1.43)	$(0.76)	$(5.07)	$(3.60)

Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	28,280	74,565	26,769	47,109

(1) Includes stock based compensation expense as follows:

Cost of revenue -- product	$35	$43	$264	$139
Cost of revenue -- support	159	657	1,057	1,511
Research and development	3,399	8,195	18,546	18,624
Sales and marketing	2,315	4,559	19,676	10,539
General and administrative	823	2,085	5,331	5,385
Total stock-based compensation expense	$6,731	$15,539	$44,874	$36,198

(2) Includes a one-time charge of $11.9 million for an equity grant to the Pure Good Foundation.

PURE STORAGE, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2014	2015	2014	2015
	(unaudited)
Cash flows from operating activities
Net loss	$(40,397)	$(56,501)	$(135,596)	$(169,458)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,368	8,850	9,751	23,118
Stock-based compensation expense	6,731	15,539	17,241	36,198
Contribution of common stock to Pure Good Foundation	-	11,900	-	11,900
Other	-	-	3	-
Changes in operating assets and liabilities:
Accounts receivable, net	(11,265)	(32,077)	(30,735)	(53,094)
Inventory	(3,745)	(1,767)	(13,072)	(3,420)
Deferred commissions	(2,008)	(3,607)	(4,063)	(8,472)
Prepaid expenses and other assets	(978)	569	(2,368)	(2,065)
Accounts payable	3,350	7,807	4,575	10,224
Accrued compensation and other liabilities	1,514	5,737	7,670	17,216
Deferred revenue	15,713	38,174	36,918	87,987
Net cash used in operating activities	(26,717)	(5,376)	(109,676)	(49,866)

Cash flows from investing activities
Purchases and property and equipment	(11,667)	(7,672)	(30,902)	(29,495)
Purchases of intangible assets	(1,100)	-	(9,125)	-
Increase in restricted cash	-	(2,484)	(1,613)	(2,484)
Net cash used in investing activities	(12,767)	(10,156)	(41,640)	(31,979)

Cash flows from financing activities
Proceeds from initial public offering, net	-	459,425	-	459,425
Proceeds from issuance of convertible preferred, stock	150	-	280,820	-
Net proceeds from exercise of stock options	2,217	1,706	7,167	4,710
Repurchase of common stock in connection with tender offers	-	-	(30,120)	-
Payments of deferred offering costs	-	(574)	-	(1,690)
Net cash provided by financing activities	2,367	460,557	257,867	462,445

Net increase (decrease) in cash and cash equivalents	(37,117)	445,025	106,551	380,600
Cash and cash equivalents, beginning of period	274,553	128,282	130,885	192,707
Cash and cash equivalents, end of period	$237,436	$573,307	$237,436	$573,307

Reconciliations of non-GAAP gross margins to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands, unaudited):

	Three Months Ended October 31, 2014						Three Months Ended October 31, 2015
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$35	(c)					$43	(c)
Gross profit -- product	$27,077	61.9%	$35		$27,112	62.0%	$71,578	63.0%	$43		$71,621	63.1%

			$159	(c)					$657	(c)
Gross profit -- support	$1,609	29.6%	$159		$1,768	32.5%	$8,733	49.1%	$657		$9,390	52.8%

			$194	(c)					$700	(c)
Total gross profit	$28,686	58.3%	$194		$28,880	58.7%	$80,311	61.1%	$700		$81,011	61.7%

(a) GAAP gross margin is defined as gross profit divided by revenue.

(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.

(c) To eliminate stock-based compensation expense.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts, unaudited):

	Three Months Ended October 31, 2014						Three Months Ended October 31, 2015
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)
			$6,731	(c)					$15,539	(c)
									$11,900	(d)
Loss from operations	$(39,816)	-80.9%	$6,731		$(33,085)	-67.3%	$(55,579)	-42.3%	$27,439		$(28,140)	-21.4%

			$6,731	(c)					$15,539	(c)
									$11,900	(d)
Net loss	$(40,397)		$6,731		$(33,666)		$(56,501)		$27,439		$(29,062)

Net loss per share -- basic and diluted	$(1.43)				$(0.22)		$(0.76)				$(0.18)

Shared used in per share calculation -- basic and diluted	28,280		122,281	(e)	150,561		74,565		90,381	(e)	164,946

(a) GAAP operating margin is defined as loss from operations divided by revenue.

(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.

(c) To eliminate stock-based compensation expense.

(d) To eliminate one-time charge $11.9 million for an equity grant to the Pure Good Foundation.

(e) To assume preferred stock conversion as of the beginning of the period.

Reconciliation from net cash used in operating activities to free cash flow (in thousands, unaudited):

	Three Months Ended October 31, 2014	Three Months Ended October 31, 2015
Net cash used in operating activities	$(26,717)	$(5,376)
Less: purchases of property and equipment	(11,667)	(7,672)
Free cash flow	$(38,384)	$(13,048)
Free cash flow as % of revenue	-78%	-10%